                           Exhibit 24
                           ----------

                        POWER OF ATTORNEY

                 1933 ACT REGISTRATION STATEMENT

                               of

                   BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under the Westside Bancshares, Incorporated Incentive Stock Option Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


     Dated:  May 12, 1995




                                   /s/ Richard L. Battram
                                   ------------------------------
                                   Richard L. Battram

                        POWER OF ATTORNEY

                 1933 ACT REGISTRATION STATEMENT

                               of

                   BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under the Westside Bancshares, Incorporated Incentive Stock Option Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


     Dated:  May 11, 1995




                                   /s/ B. A. Bridgewater, Jr.
                                   ------------------------------
                                   B. A. Bridgewater, Jr.

                        POWER OF ATTORNEY

                 1933 ACT REGISTRATION STATEMENT

                               of

                   BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under the Westside Bancshares, Incorporated Incentive Stock Option Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


     Dated:  May 11, 1995




                                   /s/ William E. Cornelius
                                   ------------------------------
                                   William E. Cornelius

                        POWER OF ATTORNEY

                 1933 ACT REGISTRATION STATEMENT

                               of

                   BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under the Westside Bancshares, Incorporated Incentive Stock Option Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


     Dated:  May 11, 1995




                                   /s/ Andrew B. Craig, III
                                   ------------------------------
                                   Andrew B. Craig, III

                        POWER OF ATTORNEY

                 1933 ACT REGISTRATION STATEMENT

                               of

                   BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under the Westside Bancshares, Incorporated Incentive Stock Option Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


     Dated:  May 12, 1995




                                   /s/ John E. Hayes, Jr.
                                   ------------------------------
                                   John E. Hayes, Jr.

                        POWER OF ATTORNEY

                 1933 ACT REGISTRATION STATEMENT

                               of

                   BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under the Westside Bancshares, Incorporated Incentive Stock Option Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


     Dated:  May 11, 1995




                                   /s/ Samuel B. Hayes, III
                                   ------------------------------
                                   Samuel B. Hayes, III

                        POWER OF ATTORNEY

                 1933 ACT REGISTRATION STATEMENT

                               of

                   BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under the Westside Bancshares, Incorporated Incentive Stock Option Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


     Dated:  May 14, 1995




                                   /s/ C. Ray Holman
                                   ------------------------------
                                   C. Ray Holman

                        POWER OF ATTORNEY

                 1933 ACT REGISTRATION STATEMENT

                               of

                   BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under the Westside Bancshares, Incorporated Incentive Stock Option Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


     Dated:  May 14, 1995




                                   /s/ John Peters MacCarthy
                                   ------------------------------
                                   John Peters MacCarthy

                        POWER OF ATTORNEY

                 1933 ACT REGISTRATION STATEMENT

                               of

                   BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under the Westside Bancshares, Incorporated Incentive Stock Option Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


     Dated:  May 14, 1995




                                   /s/ William E. Maritz
                                   ------------------------------
                                   William E. Maritz

                        POWER OF ATTORNEY

                 1933 ACT REGISTRATION STATEMENT

                               of

                   BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under the Westside Bancshares, Incorporated Incentive Stock Option Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


     Dated:  May 17, 1995




                                   /s/ Andrew E. Newman
                                   ------------------------------
                                   Andrew E. Newman

                        POWER OF ATTORNEY

                 1933 ACT REGISTRATION STATEMENT

                               of

                   BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under the Westside Bancshares, Incorporated Incentive Stock Option Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


     Dated:  May 11, 1995




                                   /s/ Richard E. Peck
                                   ------------------------------
                                   Richard E. Peck

                        POWER OF ATTORNEY

                 1933 ACT REGISTRATION STATEMENT

                               of

                   BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under the Westside Bancshares, Incorporated Incentive Stock Option Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


     Dated:  May 15, 1995




                                   /s/ Jerry E. Ritter
                                   ------------------------------
                                   Jerry E. Ritter

                        POWER OF ATTORNEY

                 1933 ACT REGISTRATION STATEMENT

                               of

                   BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under the Westside Bancshares, Incorporated Incentive Stock Option Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


     Dated:  May 12, 1995




                                   /s/ William P. Stiritz
                                   ------------------------------
                                   William P. Stiritz

                        POWER OF ATTORNEY

                 1933 ACT REGISTRATION STATEMENT

                               of

                   BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under the Westside Bancshares, Incorporated Incentive Stock Option Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


     Dated:  May 11, 1995




                                   /s/ Albert E. Suter
                                   ------------------------------
                                   Albert E. Suter

                        POWER OF ATTORNEY

                 1933 ACT REGISTRATION STATEMENT

                               of

                   BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under the Westside Bancshares, Incorporated Incentive Stock Option Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


     Dated:  May 15, 1995




                                   /s/ Dwight D. Sutherland
                                   ------------------------------
                                   Dwight D. Sutherland

                        POWER OF ATTORNEY

                 1933 ACT REGISTRATION STATEMENT

                               of

                   BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under the Westside Bancshares, Incorporated Incentive Stock Option Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


     Dated:  May 11, 1995




                                   /s/ Theodore C. Wetterau
                                   ------------------------------
                                   Theodore C. Wetterau

                        POWER OF ATTORNEY

                 1933 ACT REGISTRATION STATEMENT

                               of

                   BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under the Westside Bancshares, Incorporated Incentive Stock Option Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


     Dated:  May 11, 1995




                                   /s/ James W. Kienker
                                   ------------------------------
                                   James W. Kienker